U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 10, 2006



                            LEXINGTON RESOURCES, INC.
    ------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
          -----------------------------------------------------------
              (State or other Jurisdiction as Specified in Charter



         00-25455                                         88-0365453
--------------------------------------------------------------------------------
(Commission file number)                    (I.R.S. Employer Identification No.)



                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                    (Address of Principal Executive Offices)

                                 (702) 382-5139
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01 Financial Statements and Other Exhibits.
(a) Financial Statements of Businesses Acquired.

     On January 23, 2006, Lexington Resources, Inc. (the "Company") entered into a definitive share exchange agreement (the "Oak Hills Share Exchange Agreement") with Oak Hills International, Inc., Oak Hills Drilling & Operating , LLC ("Oak Hills"), and each of the shareholders of Oak Hills International, Inc. (the "Oak Hills International Shareholders"), pursuant to which the Oak Hills International Shareholders agreed to sell to the Company the total issued and outstanding shares of Oak Hills International, Inc. and its wholly-owned subsidiary, Oak Hills, in consideration of the issuance by the Company to the Oak Hills International Shareholders of an aggregate of 6,000,000 shares of the Company's restricted common stock at a price of approximately $0.64 per share.

     On approximately January 24, 2006, the Company disclosed the acquisition of Oak Hills in a report on Form 8-K. The Company is required to provide pro forma consolidated financial statements reflecting the acquisition of Oak Hills. The following audited pro forma statement of operations for the fiscal year ended December 31, 2005 gives effect to the acquisition of Oak Hills as if the transaction had occurred on January 1, 2005. The following audited pro forma balance sheet as at December 31, 2005 gives effect to the acquisition of Oak Hills as if the transaction had occurred as of that date. The following audited pro forma financial data may not be indicative of what the consolidated results of operations or financial position of the Company would have been had the transaction to which such data gives effect been completed on the dates assumed, nor are such data necessarily indicative of the consolidated results of operation or financial position of the Company that may exist in the future.

     The following unaudited proforma financial statements for the Company for fiscal year ended December 31, 2005 are set forth In Exhibit 99.1 and are incorporated herein by reference and are filed herewith and should be read in conjunction with the notes thereto.

     The following audited financial statements for Oak Hills Drilling and Operating International Inc. for years ended December 31, 2004 and 2005 consolidated with the accounts of Oak Hills Drilling and Operating, LLC for years ended December 31, 2004 and 2005 are set forth in Exhibit 99.2 and are incorporated herein by reference and are filed herewith and should be read in conjunction with the notes thereto and with the audited consolidated financial statements and notes of the Company as of December 31, 2005 and 2004 filed with the Company's Annual Report on Form 10-KSB

(c) Exhibits.

99.1 Lexington Resources Inc. Unaudited Pro Forma Balance Sheet as of December 31, 2005.

     Lexington Resources Inc. Unaudited Pro Forma Statements of Operations Year Ended December 31, 2005.

     Footnotes to Unaudited Pro Forma Consolidated Financial Statements for the Year Ended December 31, 2005.

99.2.Report of Independent  Registered  Public  Accounting  Firm dated March 10,
     2006.

     Oak Hills Drilling and Operating International Inc. Consolidated Balance Sheets as of December 31, 2005 and 2006.

     Oak Hills Drilling and Operating International Inc. Consolidated Statements of Operation for fiscal years ended December 31, 2005 and 2004.

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(c) Exhibits - continued

     Oak Hills Drilling and Operating International Inc. Statements of Cash Flow for fiscal years ended December 31, 2005 and 2004.

     Oak  Hills  Drilling  and  Operating   International  Inc.   Statements  of
     Stockholders' Deficit for fiscal years ended December 31, 2005 and 2004.

     Notes to Consolidated Financial Statements.

                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            LEXINGTON RESOURCES, INC.

Date: April 8, 2006                              By: /s/ Grant Atkins
                                                 -------------------------------
                                                    Grant Atkins, President and
                                                    Chief Executive Officer


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